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                            YAMAHA MOTOR MASTER TRUST

                        YAMAHA MOTOR CORPORATION, U.S.A.
                                   (Servicer)

                      YAMAHA MOTOR RECEIVABLES CORPORATION
                                  (Transferor)

                             UNDERWRITING AGREEMENT

                                                              May __, 1999


Chase Securities Inc.,  as Underwriter
270 Park Avenue, 7th Floor
New York, New York 10017

Ladies and Gentlemen:

                  Yamaha Motor Receivables Corporation, a Delaware corporation (the "Transferor"), proposes to cause the Yamaha Motor Master Trust (the "Trust") to issue $____________ aggregate principal amount of Floating Rate Series 1999-1, Class A Asset-Backed Certificates (the "Class A Certificates") and $____________ aggregate principal amount of Floating Rate Series 1999-1, Class B Asset-Backed Certificates (the "Class B Certificates" and, together with the Class A Certificates, the "Certificates"). The Trust was formed and the Certificates will be issued pursuant to an Amended and Restated Master Pooling and Servicing Agreement, dated as of May 1, 1999, by and among the Transferor, Yamaha Motor Corporation, U.S.A. ("Yamaha"), as servicer (in such capacity, the "Servicer"), and The Fuji Bank and Trust Company, as trustee (in such capacity, the "Trustee") (as amended, supplemented or otherwise modified and in effect from time to time, and as supplemented by the Series 1999-1 Supplement, dated as of May 1, 1999, among the Transferor, the Servicer and the Trustee (the "Supplement"), the "Pooling and Servicing Agreement"). The Transferor also proposes to cause the Trust to issue $________ aggregate principal amount of Floating Rate Series 1999-1, Class C Asset-

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Backed Certificates (the "Class C Certificates"). The Certificates are to be
sold in a public offering by the Trust through Chase Securities Inc., as sole underwriter (the "Underwriter"), and the Class C Certificates will be initially retained by the Transferor. Each Certificate will represent a specified percentage undivided interest in the Trust. The assets of the Trust include, among other things, wholesale receivables (collectively, the "Receivables") sold to the Transferor by Yamaha pursuant to that certain Receivables Purchase Agreement, dated as of March 1, 1994, as amended by the First Amendment to Receivables Purchase Agreement dated as of May 1, 1999 (as further amended, supplemented or otherwise modified and in effect from time to time, the "Receivables Purchase Agreement"), between Yamaha, as seller, and the Transferor, as purchaser, generated from time to time in a portfolio of wholesale floorplan financing arrangements and other inventory financing accounts with dealers in products manufactured by Yamaha Motor Company, Ltd., Yamaha Motor Manufacturing Corporation of America and Tennessee Watercraft, Inc. and distributed in the United States by Yamaha (collectively, the "Products"), all monies due or to become due under the Receivables, any security interest in the Products related to the Receivables, all recoveries on charged-off Receivables, all of the Transferor's right, title and interest in, to and under the Receivables Purchase Agreement, certain other property and all proceeds of any of the foregoing. Unless otherwise stated herein, each capitalized term used or defined herein shall have the meaning assigned to such term in the Pooling and Servicing Agreement and shall relate only to the Certificates and no other Series of Asset-Backed Certificates issued by the Trust.

                  Each of the Transferor and Yamaha agree with the Underwriter as follows:

                  Section 1. Registration Statement. Each of the Transferor and Yamaha represents and warrants to the Underwriter that:

                           (a)      The Transferor has prepared and filed with
the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission thereunder (the "Rules and Regulations"), a registration statement on Form S-1 (registration number 33-74069) including a form of prospectus, relating to the Certificates. The conditions to the use of a registration statement on Form S-1 under the Securities Act, as set forth in the General Instruc-

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tions to Form S-1, have been satisfied in all material respects with respect to the Transferor and the Registration Statement (as hereinafter defined).

                           (b)  The Transferor will next file with the
Commission either, (A) prior to the effectiveness of such Registration Statement, a further amendment thereto (including the form of final prospectus) or (B) after effectiveness of such Registration Statement, a final prospectus in accordance with Rules 430A and 424(b) (each as hereinafter defined). In the case of clause (B), the Transferor has included in such Registration Statement, as amended at the Effective Date (as hereinafter defined), all information (other than Rule 430A Information (as hereinafter defined)) required by the Securities Act and the Rules and Regulations to be included in the prospectus with respect to the Certificates and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall include all Rule 430A Information (defined below) and, except to the extent the Underwriter shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Underwriter prior to the Execution Time (defined below) or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus (defined below) which has previously been furnished to the Underwriter) as the Transferor has advised the Underwriter, prior to the Execution Time, will be included or made therein.

                  The terms that follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective under the Securities Act. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement which, as of the Effective Date, omits Rule 430A Information. "Prospectus" shall mean the prospectus relating to the Certificates that is first filed with the Commission pursuant to Rule 424(b) and any prospectus subsequently filed pursuant to Rule 424, or if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in the preceding paragraph and any registration statement required to be filed under the Securities Act or the Rules and Regulations, including incorporated documents, exhibits and financial statements, in the form in which it has, or shall, become

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effective and, in the event that any post effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424" and "Rule 430A" refer to such Rules and Regulations under the Securities Act. "Rule 430A Information" means information with respect to the Certificates and the offering thereof permitted to be omitted from the Registration State ment when it becomes effective pursuant to Rule 430A.

                           (c)  On the Effective Date, the Registration
Statement did, or will, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations; on the Effective Date and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplements thereto) will comply in all material respects with the applicable requirements of the Securities Act and the Rules and Regulations; on the Effective Date, the Registration Statement did not, or will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not, or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading; provided, however, that this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with information furnished in writing to the Transferor by the Underwriter expressly for use in the Registration Statement. As of the Closing Date, the representations and warranties of the Transferor and the Servicer in the Pooling and Servicing Agreement will be true and correct in all material respects.

                  Section 2. Sale and Delivery of the Securities; Defaults by Under writer. (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Transferor agrees to issue and sell the Certificates to the Underwriter, and the Underwriter agrees to purchase from the Transferor the Certificates. The Class A Certificates are to be purchased by the Underwriter at the purchase price of _______% of the aggregate principal amount of the Class A Certificates, and the Class B Certificates are to be purchased are to be purchased by the Underwriter at the

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purchase price of __% of the aggregate principal amount of the Class B
Certificates.

                           (b)  Payment for the Certificates shall be made
against delivery to the Underwriter of the Certificates registered in the name of Cede & Co., as the nominee of The Depository Trust Company. The Certificates will be made available for inspection by the Underwriter at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date. Payment for the Certificates by the Underwriter to the Transferor of the purchase price therefor by immediately available funds shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP in New York, New York at 10:00 A.M., New York City time, on June __, 1999, or at such other time and place, not later than the third full Business Day thereafter, as the Underwriter and the Transferor may determine, such time of delivery against payment being herein referred to as the "Closing Date." Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition to the obligations of the Underwriter hereunder. "Business Day", as used herein, shall mean any day on which commercial banks in The City of New York are normally open for business.

                  Section 3. Offering by the Underwriter. As soon as is practicable after the Registration has been declared effective, the Underwriter shall offer the Certificates for sale to the public upon the terms set forth in the Prospectus.

                  Section 4. Conditions to the Obligation of the Underwriter. The obligation of the Underwriter to purchase and pay for the Certificates shall be subject, in its discretion, to the accuracy of the representations and warranties of the Transferor and Yamaha herein as of the date hereof and as of the Closing Date as if made on and as of the Closing Date, to the accuracy of the statements of the Transferor's and Yamaha's officers made pursuant to the provisions hereof, to the performance by each of the Transferor and Yamaha of its obligations hereunder and to the following additional conditions:

                           (a)  The Registration Statement shall have become
effective not later than 12:00 noon (New York City time) on the second Business Day following the date hereof or such later date or time as shall have been consented to by the Underwriter; and, as of the Closing Date, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been

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initiated or overtly threatened by the Commission; and all requests of the
Commission for additional information (to be included in the Registration Statement or Prospectus or otherwise) shall have been complied with; and the Transferor shall not have filed with the Commission the Prospectus or any amendment or supplement to the Registration Statement or Prospectus without the consent of the Underwriter. If the Transferor has elected to rely upon Rule 430A, a Prospectus containing Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

                           (b)  The Underwriter shall have received an opinion,
dated the Closing Date, of counsel for the Transferor, in form and substance satisfactory to the Underwriter substantially to the effect set forth in Exhibit A hereto, and the Transferor shall have furnished to such counsel such documents as it may reasonably request for the purpose of enabling it to pass upon such matters.

                           (c)  The Underwriter shall have received an opinions
of counsel for the Servicer, dated the Closing Date, in form and substance satisfactory to the Underwriter, substantially to the effect set forth in Exhibit B hereto, and the Servicer shall have furnished to such counsel such documents as it may reasonably request for the purpose of enabling them to pass upon such matters.

                           (d)  The Underwriter shall have received an opinion
of counsel to Deutsche Financial Services Corporation, dated the Closing Date, in form and substance satisfactory to the Underwriter.

                           (e)  The Underwriter shall have received an opinion
or opinions of Giancarlo & Gnazzo, A Professional Corporation, special counsel for the Transferor, dated the Closing Date, in form and substance satisfactory to the Underwriter, with respect to certain matters relating to the transfer of the Receivables to the Trust, with respect to the perfection of the Trust's interest in the Receivables and certain other matters in a form previously approved by the Underwriter. In addition, the Underwriter shall have received a reliance letter with respect to any opinion that the Transferor is required to deliver to the Rating Agencies.

                           (f)  The Underwriter shall have received an opinion
of Giancarlo & Gnazzo, A Professional Corporation, special counsel for Yamaha, dated the Closing Date, in form and substance satisfactory to the Underwriter and its coun-

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sel, with respect to certain matters relating to the sale of the Receivables by
Deutsche Financial Services Corporation to Yamaha and from Yamaha to the Transferor and the non-consolidation of the Transferor with Yamaha.

                           (g)  The Underwriter shall have received an opinion
from Giancarlo & Gnazzo, A Professional Corporation, special tax counsel to the Trans feror, with respect to the Federal and California income tax treatment of the Certificates in form and substance satisfactory to the Underwriter.

                           (h)  The Underwriter shall have received a
certificate, dated the Closing Date, of an officer of each of the Transferor and Yamaha in which such officer, to the best of his or her knowledge after reasonable investigation, shall state that the representations and warranties of the Transferor and Yamaha, as applicable, in this Agreement are true and correct in all material respects on and as of the Closing Date, that each of the Transferor and Yamaha, as applicable, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, that the respective representations and warranties of the Transferor and the Servicer in the Supplement and in the Pooling and Servicing Agreement are true and correct as of the dates specified in the Supplement, that the Registration Statement has become effective, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission and that the information contained in the Prospectus relating to the Transferor and the Receivables is true and accurate in all material respects and nothing has come to his or her attention that would lead such officer to believe that the Registration Statement or the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading.

                           (i)  The Underwriter shall have received an opinion
of Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Underwriter, in form and substance satisfactory to the Underwriter as to such matters as the Underwriter shall reasonably request.

                           (j)  The Underwriter shall have received an opinion
of Kramer, Levin, Naftalis & Frankel, special counsel to the Trustee, dated the Closing Date, in form and substance satisfactory to the Underwriter and its counsel, to the effect set forth in Exhibit C hereto.

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                           (k)  To the extent, if any, that the ratings provided
with respect to the Certificates by the rating agencies rating the Certificates (collectively, the "Rating Agencies") is conditional upon the furnishing of documents or the taking of any other action by the Transferor agreed upon on or prior to the Closing Date, the Transferor shall furnish such documents and take any such other action.

                           (l)  On or prior to the Closing Date, the Transferor
shall have furnished to the Underwriter a letter, dated the date of delivery thereof, of PriceWaterhouse-Coopers LLP, confirming that they are independent public accountants within the meaning of the Securities Act and the applicable Rules and Regulations thereunder and addressing such matters requested by the Underwriter and otherwise in form and in substance satisfactory to the Underwriter and its counsel.

                           (m)  The Underwriter shall have received written
confirmation that the Class A Certificates shall be rated "AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and "Aaa" by Moody's Investors Service, Inc. ("Moody's") and that the Class B Certificates shall be rated "A" by Standard & Poor's and "A3" by Moody's.

                  All such opinions, certificates, letters and documents delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Underwriter.

                  Section 5. Representations and Warranties of the Transferor and Yamaha. (a) The Transferor represents and warrants to, and agrees with the Underwriter that:

                           (i)  The Transferor meets the requirements for use of
Form S-1 and has filed with the Commission under the Securities Act in conformity in all material respects with the Securities Act and the Rules and Regulations a registration statement as described in Section 1 of this Agreement.

                           (ii) The Registration Statement and the Prospectus
will comply as to form, in all material respects as of their respective effective or issue dates, with the requirements of the Securities Act and the Rules and Regulations. The exhibits to the Registration Statement and documents incorporated by reference in the Prospectus, in each case when filed with the Commission, conformed in all

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material respects to the requirements of the Securities Act and the Rules and
Regulations.

                           (iii)  Each Preliminary Prospectus, at the time of
filing thereof, complied with the requirements of the Securities Act and the Rules and Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with information furnished in writing to the Transferor by the Underwriter expressly for use therein. At all times subsequent hereto, up to and including the Closing Date, (A) the Registration Statement and the Prospectus and any amendments or supplements thereto will contain all statements which are required to be stated therein in accordance with the Securities Act and the Rules and Regulations and will comply in all material respects with the requirements of the Securities Act and the Rules and Regulations; and (B) neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with information furnished in writing to the Transferor by the Underwriter expressly for use therein. The statements in the Prospectus under the heading "Description of the Offered Certificates," insofar as such statements purport to summarize certain provisions of the applicable Series of Certificates and the Pooling and Servicing Agreement, provide an accurate summary of such provisions in all material respects.

                           (iv)   The Transferor has been duly incorporated and
is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business as a foreign corporation in good standing under the laws of each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification. The Transferor is not in violation of its corporate charter or bylaws or in default under any agreement, lease, indenture, note or instrument.

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                           (v)  The Transferor has full corporate power to enter
into this Agreement, the Supplement, the Pooling and Servicing Agreement and the Receiv ables Purchase Agreement and to issue, sell and deliver the Certificates to be sold by it to the Underwriter as provided herein. The execution, delivery and performance of this Agreement, the Supplement, the Pooling and Servicing Agreement and the Receivables Purchase Agreement by the Transferor, and the issuance, sale and delivery of the Certificates by the Transferor, and the consummation by the Transferor of the transactions contemplated hereby and thereby, will not conflict with or result in a breach or violation by the Transferor of any of the terms or provisions of, constitute a default by the Transferor under, or result in the creation or imposition of any lien, charge, security interest or encumbrance upon any of the assets of the Transferor pursuant to the terms of, any (A) indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Transferor is a party or to which it or any of its properties is subject, (B) the charter or bylaws of the Transferor or (C) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Transferor or any of its properties.

                           (vi)  The Certificates are in due and proper form,
have been duly authorized and, when issued and delivered pursuant to the Pooling and Servicing Agreement, duly authenticated by the Trustee and paid for by the Underwriter in accordance with the terms of this Agreement, will be duly and validly executed, authenticated, issued and delivered and entitled to the benefits provided to the Certificates by the Pooling and Servicing Agreement, and the Certificates, the Pooling and Servicing Agreement, the Receivables Sale Agreement and the Receivables Purchase Agreement conform to the descriptions thereof in the Prospectus in all material respects.

                           (vii)  No consent, approval, authorization, order,
registration or qualification of or with any court or governmental agency or body is required for the execution, delivery or performance of this Agreement, the Supplement, the Pooling and Servicing Agreement, the Receivables Purchase Agreement and the Certificates by the Transferor, or the consummation by the Transferor of the transactions contemplated hereby and thereby, except such as have been obtained under the Securities Act and state securities or blue sky laws in connection with the purchase and distribution of the Certificates by the Underwriter.

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                           (viii)  The execution and delivery of the Supplement
has been duly authorized by all necessary corporate action of the Transferor. At the Closing Date, the Supplement and the Pooling and Servicing Agreement will be a legal, valid and binding agreement of the Transferor, enforceable against the Transferor in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity. The execution and delivery of this Agreement have been duly authorized by all necessary corporate action, and this Agreement has been duly executed and delivered by the Transferor.

                           (ix)    Except as described or referred to in the
Prospectus, there is not pending, or to the knowledge of the Transferor threatened, any action, suit, proceeding, inquiry or investigation, to which the Transferor is a party, or to which the property of the Transferor is subject, before or brought by any court or governmental agency or body, which, if determined adversely to the Transferor, would result in any material adverse change in the business, financial position, net worth, results of operations or prospects, or materially adversely affect the properties or assets of the Transferor.

                           (x)  Except as described in or contemplated by the
Prospectus, subsequent to April 1, 1999, (A) the Transferor has not sustained a material loss or interference with its business or properties from fire, flood, hurricane, accident, riot, civil unrest, or other calamity or act of God, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and (B) there has not been any change in the capital stock of the Transferor, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, management, condition (financial or otherwise), net worth, results of operations or prospects of the Transferor.

                           (xi)  The Transferor has or will have, on the Closing
Date, good title to the Receivables, as described in the Prospectus, free and clear of all liens, encumbrances, claims, security interests or restrictions, except any interest of the Trustee on behalf of the Trust.

                           (xii)  On or before the Closing Date, the Transferor
shall have caused Yamaha's computer records relating to the Receivables contained in any Accounts to be marked to show the Transferor's absolute ownership of the Receivables, and the Transferor's transfer of such Receivables to the Trust and, prior

                                       11
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to and after the Closing Date, neither the Transferor nor the Servicer has taken or shall take any action inconsistent with the Trust's interest in such Receivables, other than as permitted by the Pooling and Servicing Agreement.

                           (xiii)  The Transferor has full power and authority
to sell and assign the property sold or to be sold and assigned to and deposited with the Trustee as part of the Trust and has duly authorized such sale and assignment to the Trustee by all necessary corporate action.

                           (xiv)   Immediately prior to the transfer of the
Receivables to the Trustee, the Transferor's interest in the Receivables, the security interests in the Products securing the Receivables and the proceeds of each of the foregoing was perfected upon the filing of the financing statement on Form UCC-1 with the Secretary of State of the State of California and constituted a perfected first priority interest therein. The Pooling and Servicing Agreement constitutes a grant by the Transferor to the Trustee of a valid security interest in the Receivables, the security interests in the Products securing the Receivables and the proceeds of each of the foregoing, which security interest is perfected upon the filing of the UCC-1 financ ing statement with the Secretary of State of the State of California and will constitute a first priority perfected security interest therein. No filing or other action, other than the filing of the UCC-1 financing statements with the Secretary of State of the State of California referred to above, is necessary to perfect and maintain the security interest of the Trustee in the Receivables, the security interests in the Products securing the Receivables and the proceeds of each of the foregoing against third parties.

                           (xv)    The Receivables are "chattel paper",
"accounts" or "general intangibles" under the Uniform Commercial Code as in effect in the States of New York and California.

                           (xvi)   All filings necessary under applicable law to
perfect the sale of the Receivables by DFS to Yamaha pursuant to the Receivables Sale Agreement and the sale of the Receivables by Yamaha to the Transferor pursuant to the Receivables Purchase Agreement, as well as the transfer of the Receivables by the Transferor to the Trustee pursuant to the Pooling and Servicing Agreement, have been made and, provided that neither DFS, Yamaha nor the Transferor relocates its principal place of business in a state other than California and that DFS and Yamaha maintain the list of Receivables for inspection by interested parties as described

                                       12
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above, no other filings (other than the filing of continuation statements) need be made to maintain the perfection of the sale of the Receivables to Yamaha pursuant to the Receivables Sale Agreement, the sale of the Receivables to the Transferor pursuant to the Receivables Purchase Agreement, or the transfer of the Receivables to the Trustee pursuant to the Pooling and Servicing Agreement. The Transferor agrees to provide the Underwriter with copies of all filings referenced in this subsection no later than five (5) days prior to the Closing Date.

                           (xvii)  The Transferor possesses all material
licenses, certificates, authorities or permits issued by the appropriate state, Federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Prospectus, and the Transferor has not received notice of any proceedings relating to the revocation or modification of any such license, certificate, authority or permit which if decided adversely to the Transferor, would, singly or in the aggregate, materially and adversely affect the conduct of its business, operations or financial condition.

                           (xviii)  As of the Cut-Off Date, each of the
Receivables conforms to the descriptions thereof contained in the Prospectus.

                           (xix)   The Pooling and Servicing Agreement is not
required to be qualified under the Trust Indenture Act of 1939, as amended, and neither the Transferor nor the Trust is and, after giving effect to the issuance and sale of the Certificates and the application of the proceeds thereof as described in the Prospectus, will be required to be registered as an "investment company" as defined in the Investment Company Act of 1940, as amended.

                           (xx)    At the Closing Date, the Certificates and the
Pooling and Servicing Agreement will conform in all material respects to the descriptions thereof contained in the Prospectus.

                           (xxi)  Any taxes, fees and other governmental
charges in connection with the execution, delivery and performance of this Agreement, the Pooling and Servicing Agreement, the Supplement and the Certificates and any other agreements contemplated herein or therein have been paid or will be paid by the Transferor at or prior to the Closing Date to the extent then due.

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                  (b) Yamaha represents and warrants to, and agrees with the
Underwriter that:

                           (i)    Yamaha has been duly incorporated and is
validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business as a foreign corporation in good standing under the laws of each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification. Yamaha is not in violation of its corporate charter or bylaws or in default under any agreement, lease, indenture, note or instrument.

                           (ii)   Yamaha has full corporate power to enter into
this Agreement, the Receivables Purchase Agreement, the Receivables Sale Agreement and the Supplement. The execution, delivery and performance of this Agreement, the Supplement, the Pooling and Servicing Agreement, the Receivables Sale Agreement and the Receivables Purchase Agreement by Yamaha, and the consum-mation by Yamaha of the transactions contemplated hereby and thereby, will not conflict with or result in a breach or violation by Yamaha of any of the terms or provisions of, constitute a default by Yamaha under, or result in the creation or imposition of any lien, charge, security interest or encumbrance upon any of the assets of Yamaha pursuant to the terms of, any (A) indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which Yamaha is a party or to which it or any of its properties is subject,
(B) the charter or bylaws of Yamaha or (C) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to Yamaha or any of its properties.

                           (iii)  No consent, approval, authorization, order,
registration or qualification of or with any court or governmental agency or body is required for the execution, delivery or performance of this Agreement, the Supplement, the Pooling and Servicing Agreement, the Receivables Sale Agreement and the Receivables Purchase Agreement by Yamaha, or the consummation by Yamaha of the transac tions contemplated hereby and thereby, except such as have been obtained.

                           (iv)  The execution and delivery of this Agreement,
the Supplement, the Pooling and Servicing Agreement, the Receivables Purchase Agreement and the Receivables Sale Agreement has been duly authorized by all necessary corporate action of Yamaha. At the Closing Date, the Supplement, the

Pooling and Servicing Agreement, the Receivables Purchase Agreement and the Receivables Sale Agreement will be a legal, valid and binding agreement of Yamaha, enforceable against Yamaha in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity. This Agreement has been duly executed and delivered by Yamaha.

                           (v)    Except as described or referred to in the
Prospectus, there is not pending, or to the knowledge of Yamaha threatened, any action, suit, proceeding, inquiry or investigation, to which Yamaha is a party, or to which the property of Yamaha is subject, before or brought by any court or governmental agency or body, which, if determined adversely to Yamaha would result in any material adverse change in the business, financial position, net worth, results of operations or prospects, or materially adversely affect the properties or assets of Yamaha.

                           (vi)   Except as described in or contemplated by the
Prospectus, subsequent to April 1, 1999, (A) Yamaha has not sustained a material loss or interference with its business or properties from fire, flood, hurricane, accident, riot, civil unrest, or other calamity or act of God, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and (B) there has not been any change in the capital stock of Yamaha, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, management, condition (financial or otherwise), net worth, results of operations or prospects of Yamaha.

                           (vii)  Yamaha possesses all material licenses,
certificates, authorities or permits issued by the appropriate state, Federal or foreign regulatory agencies or bodies necessary to conduct the business now conducted by it and as described in the Prospectus, and Yamaha has not received notice of any proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, if decided adversely to Yamaha, would, singly or in the aggregate, materially and adversely affect the conduct of its business, operations or financial condition.

                  Section 6. Covenants of the Transferor. The Transferor covenants and agrees with the Underwriter that:

                           (a)  The Transferor will, if required, file the
Prospectus with the Commission pursuant to and in accordance with Rule 424(b) not later than the time specified therein. The Transferor will promptly advise the Underwriter of any such filing. The Transferor will not file any amendment to the Registration State ment or any supplement to the Prospectus unless the Underwriter shall previously have been advised and furnished with a copy a reasonable time prior to the proposed filing and the Underwriter shall not have reasonably objected to the proposed filing. During the time when a Prospectus is required to be delivered under the Securities Act, the Transferor will comply so far as it is able with all requirements imposed upon it by the Securities Act and the Rules and Regulations to the extent necessary to permit the continuance of sales of or dealings in the Certificates in accordance with the provisions hereof and of the Prospectus, and the Transferor will prepare and file with the Commission any amendments to the Registration Statement or supple ments to the Prospectus which may be necessary or advisable in connection with the distribution of the Certificates by the Underwriter, and will use its best efforts to cause the same to become effective as promptly as possible. The Transferor will advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or become effective or any supplement to the Prospectus or any amended Prospectus has been filed.

                           (b)  The Transferor will advise the Underwriter,
promptly after it receives notice or obtains knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order directed to the use of any Preliminary Prospectus or the Prospectus, (ii) the suspension of the qualification of the Certificates for offering or sale in any jurisdiction, (iii) the institution or threatening of any proceeding for any such purpose or (iv) any request made by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and the Transferor will use its best efforts to prevent the issuance of any such order and in each case, if any such order is issued, to obtain the lifting thereof as promptly as possible.

                           (c)  The Transferor will arrange for the
qualification of the Certificates for offering and sale under the securities or blue sky laws of such jurisdictions as the Underwriter may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Certificates; provided, however, that in connection therewith, the Transferor shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

                           (d)  If, at any time after the Effective Date, a
prospectus relating to the Certificates is required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if it is necessary during such period to amend or supplement the Prospectus to comply with the Securities Act and the Rules and Regulations, the Transferor will promptly notify the Underwriter thereof and will prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance; and, in the event the Underwriter is required to deliver a prospectus in connection with sales of any of the Certificates after the Effective Date, the Transferor will prepare and file with the Commission any amendments to the Registration Statement or supplements to the Prospectus which may be necessary or advisable in connection with the distribution of the Certificates by the Underwriter, and will use its best efforts to cause the same to become effective as promptly as possible. The Transferor will advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or become effective or any supplement to the Prospectus or any amended Prospectus has been filed.

                           (e)  The Transferor will furnish to the Underwriter
copies of the Registration Statement (one of which will be manually signed and will be accompanied by all exhibits), each Preliminary Prospectus, the Prospectus, and all amendments and supplements thereto, in each case as soon as available and in such quantities as the Underwriter may reasonably request.

                           (f)  The Transferor will apply the net proceeds from
the sale of the Certificates to be sold by it hereunder as set forth under "Use of Proceeds" in the Prospectus. At no time will the Transferor apply the proceeds from the sale of the Certificates in a manner which would violate, or result in a violation of, Regulation T, U or X of the Board of Governors of the Federal Reserve System.

                           (g)  The Transferor will make generally available to
its security holders as soon as practicable, but in any event not later than eighteen (18) months after the effective date of the Registration Statement, an earning statement of the Transferor (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations.

                           (h)  For a period from the date of this Agreement
until the payment in full of the Certificates, the Transferor will cause the Servicer to furnish to the Underwriter copies of each certificate and the annual statements of compliance delivered to the Trustee pursuant to the Pooling and Servicing Agreement and the annual independent certified public accountant's servicing reports furnished to the Trustee pursuant to the Pooling and Servicing Agreement, by first-class mail as soon as practicable after such statements and reports are furnished to the Trustee.

                           (i)  During the period beginning on the date hereof
and continuing to and including the Business Day following the Closing Date, the Transferor will not offer, sell, contract to sell or otherwise dispose of any debt securities of or guaranteed by the Transferor without the prior written consent of the Underwriter.

                  Section 7. Expenses. (a) The Transferor agrees with the Under writer that: (i) whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, the Transferor will pay all fees and expenses incident to the performance of its obligations hereunder, including, but not limited to, (A) the Commission's registration fee, (B) the expenses of printing and distributing this Agreement, the Registration Statement, the Pooling and Servicing Agreement, each Preliminary Prospectus, the Prospectus and any amendments or supplements thereto, and the blue sky and legal investment memoranda and any supplements thereto, and any other document in connection with the offering, purchase, sale and delivery of the Certificates, (C) fees and expenses of accountants and counsel for the Transferor, (D) expenses of qualification of the Certificates under state blue sky and securities laws and in connection with blue sky and legal investment surveys, including the fees and disbursements of counsel to the Underwriter in connection therewith, (E) filing fees in connection with filings with the National Association of Securities Dealers, Inc., if any, (F) fees and expenses of the Trustee and any agent of the Trustee and the fees and disburse ments of counsel for the Trustee in connection with the Pooling and Servicing Agreement and the Certificates, (G) any fees charged by the Rating Agencies for rating the Certificates, (H) all miscellaneous expenses referred to in Item 13 of the Registration Statement and (I) all other costs and expenses incident to the performance of its obligations hereunder which are not specifically provided for in this Section 7; (ii) all out-of-pocket expenses, including agreed counsel fees, disburse ments and expenses, incurred by the Underwriter in connection with investigating, preparing to market and marketing the Certificates and proposing to purchase and purchasing the Certificates under this Agreement will be borne and paid by the Transferor if this Agreement is terminated by the Underwriter on account of the failure, refusal or inability on the part of the Transferor to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder; and (iii) the Transferor will pay the costs and charges of its transfer agent and registrar and the cost of preparing the certificates for the Certificates.

                           (b)  Except as otherwise expressly provided in this
Section 7, the Underwriter agrees to pay all of its expenses in connection with investigating, preparing to market and marketing the Certificates and proposing to purchase and purchasing the Certificates under this Agreement, including the fees and expenses of its counsel, and any advertising expenses incurred by it in making offers and sales of the Certificates.

                  Section 8. Indemnification and Contribution. (a) The Transferor and Yamaha agree, jointly and severally, to indemnify and hold harmless the Underwriter, and each person, if any, who controls the Underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in any amendment thereto), including the information deemed to be a part of the Registration Statement pursuant to Rule 430A(b) of the Rules and Regulations, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse the Underwriter and each such controlling person for any legal or other expenses reasonably incurred by the Underwriter or controlling person in connection with investigating, defending or preparing to defend any such loss, claim, damage, liabil ity or action at the time such expenses are incurred; provided, however, that neither the Transferor nor Yamaha will be liable in any such case to the extent that any such loss, claim, damage or liabil-ity arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Transferor by the Underwriter specifically for use therein. Neither the Transferor nor Yamaha shall be liable to the Underwriter or any person controlling the Underwriter under the indemnity agreement in this subsection (a) with respect to any of such documents to the extent that any such loss, claim, damage or liability of the Underwriter or such controlling person results from the fact that the Underwriter sold the Certificates to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference), as applicable, in any case in which such delivery is required by the Securities Act or the Rules and Regulations if the Transferor furnished copies thereof to the Underwriter prior to such confirmation and, if the loss, claim, damage or liability arises out of a defect in the Preliminary Prospectus, then the Prospectus cured such defect.

                           (b)  The Underwriter will indemnify and hold harmless
the Transferor, Yamaha, each of their respective directors, each of the Transferor's officers or authorized persons who signed the Registration Statement and each person or entity, if any, who controls the Transferor or Yamaha within the meaning of the Securities Act against any losses, claims, damages or liabilities to which the Transferor or Yamaha or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Transferor by the Underwriter specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Transferor or Yamaha or any such director, officer or controlling person in connection with investigating, defending or preparing to defend any such loss, claim, damage, liability or action. The Transferor acknowledges and agrees that the only such information furnished to the Transferor by the Underwriter consists of the following: (i) the statements in the last sentence of the cover page of the Prospectus; (ii) the statements in the first and second sentences in the third paragraph (concerning initial offering prices, concessions and reallowances) and in the fourth, fifth, sixth and seventh paragraphs (concerning stabilizing and other activities) under the heading "Underwriting" in the Prospectus.

                           (c)  Promptly after receipt by an indemnified party
under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to such indemnified party of its election so to assume the defense of such claim or action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Underwriter in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action other than local counsel), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party, and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compro mise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                           (d)  If the indemnification provided for in
Section 8(a) or (b) hereof is for any reason, other than as specified in such provisions, unavailable to or insufficient to hold harmless an indemnified party, then each indemnifying party shall contribute to the amount paid or payable by each indemnified party in respect of losses, claims, damages or liabilities (or actions in respect thereof) referred to in Sections 8(a) or (b) hereof (i) in such proportion as is appropriate to reflect the relative benefits received by the Transferor and Yamaha, on the one hand, and the Underwriter, on the other, from the offering of the Certificates or, (ii) if the alloca tion provided by clause (i) above is not permitted by applicable law, in such propor-tion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Transferor and Yamaha, on the one hand, and the Underwriter, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Transferor and Yamaha, on the one hand, and the Underwriter, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Transferor bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Transferor and Yamaha, on the one hand, and the Underwriter, on the other, shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Transferor, Yamaha or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

                  The Transferor, Yamaha and the Underwriter agree that it would not be just and equitable if their respective obligations to contribute pursuant to this Section 8(d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). For purposes of this Section 8(d), the term "damages" shall include any legal or other expenses reasonably incurred by the Transferor, Yamaha or the Underwriter in connection with investigating or defending against any action or claim which is the subject of the contribution provisions of this Section 8(d). Notwithstanding this Section 8(d), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total amount of discounts and commissions received by the Underwriter in respect of the Certificates underwritten by it and distributed to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                           (e)  The obligations of the Transferor or Yamaha
under this Section 8 shall be in addition to any liability which the Transferor or Yamaha may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriter within the meaning of Section 15 the Securities Act; and the obligations of the Underwriter under this Section 8 shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director of the Transferor or Yamaha, to each officer of the Transferor who has signed the Registration Statement and to each person, if any, who controls the Transferor or Yamaha within the meaning of Section 15 the Securities Act.

                  Section 9. Termination. This Agreement may be terminated by the Underwriter by notice to the Transferor prior to delivery of and payment for the Certificates, (i) in the event that the Transferor or Yamaha shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (ii) if on any date during the period from and including the date hereof to and including the Closing Date, (A) any change, or development involving a prospective change, in or affect ing particularly the business or properties of the Transferor, Yamaha or Deutsche Financial Services Corporation shall have occurred which, in the reasonable judg ment of the Underwriter, materially impairs the investment quality or marketability of the Certificates,
(B) any suspension or material limitation of trading in securities generally on the New York Stock Exchange or American Stock Exchange, or setting of minimum or maximum prices for trading on such exchange shall have been established by either of such exchanges or by order of the Commission or by any other governmental authority, (C) a banking moratorium shall have been declared by New York, California or United States authorities or (D) there shall have been an outbreak or material escalation of hostilities between the United States and any foreign power, or of any other insurrection or armed conflict involving the United States, any declaration of war by Congress or any other substantial national or international calamity or emergency which, in the reasonable opinion of the Underwriter, makes it impracticable or inadvisable to offer or sell the Certificates on the terms and in the manner contemplated by the Prospectus.

                  Section 10. Survival. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Transferor, Yamaha, their respective officers and the Underwriter set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (a) any investigation (or any statement as to the results thereof) made by or on behalf of the Transferor, Yamaha, any of their respective officers or directors, any Underwriter or any controlling person, (b) any termination of this Agreement and
(c) delivery of and payment for the Certificates. If for any reason (other than solely by reason of the termination of this Agreement because of a failure to satisfy a condition set forth in Section 9(ii)(B), (C) or (D) hereof), the purchase of the Certificates by the Underwriter is not consummated, the Transferor and Yamaha will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Certificates.

                  Section 11. Notices. All communications hereunder shall be in writing and, if sent to the Underwriter, shall be mailed or delivered or sent by telecopy to Chase Securities Inc., 270 Park Avenue, 7th Floor, New York, New York 10017, Attention: Brad Dansker, Telecopier: (212) 834-6562 and, if sent to the Transferor, shall be mailed or delivered or sent by telecopy to Yamaha Motor Receivables Corporation, 6555 Katella Avenue, Suite A, Cypress, California 90630, Attention: Russell D. Jura, General Counsel, Telephone: (714) 761-7500, and, if sent to Yamaha, shall be mailed or delivered or sent by telecopy to Yamaha Motor Corporation, U.S.A., 6555 Katella Avenue, Cypress, California 90630, Attention: Russell D. Jura, General Counsel, Telecopier: (714) 761-7836.

                  Section 12. Miscellaneous. This Agreement shall inure to the benefit of and shall be binding upon the Underwriter, the Transferor, Yamaha and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that the representations, warranties, indemnities and agreements of the Transferor or Yamaha contained in this Agreement shall also be for the benefit of any person or persons who controls the Underwriter within the meaning of Section 15 of the Securities Act. No purchaser of Certificates from the Underwriter shall be deemed a successor because of such purchase. The validity and interpretation of this Agreement shall be governed by the laws of the State of New York. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Transferor, Yamaha and the Underwriter.

                                        Very truly yours,

                                        YAMAHA MOTOR RECEIVABLES
                                        CORPORATION, as Transferor


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        YAMAHA MOTOR CORPORATION,
                                        U.S.A.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

CHASE SECURITIES INC.,
  as Underwriter

By:
   ---------------------------------
   Name:
   Title:

                                                                       EXHIBIT A

                      Form of Transferor's Counsel Opinion
             Pursuant to Section 4(b) of the Underwriting Agreement

                (Capitalized terms have the meaning given to them
                         in the Underwriting Agreement)

                  (i) Yamaha Motor Receivables Corporation (the "Transferor") is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has full power and authority to own its assets and to transact its business as described in the Prospectus, and had at all relevant times and now has, the power, authority and legal right to acquire and own the Receivables;

                  (ii) The Transferor has and at all relevant times had all requisite power and authority to execute and deliver the Underwriting Agreement and the Supplement and to consummate the transactions contemplated herein and therein;

                  (iii) The Certificates have been duly authorized and, when executed and authenticated in accordance with the terms of the Pooling and Servicing Agreement and the Supplement, and delivered and paid for pursuant to the Underwriting Agreement, will be duly and validly issued and outstanding and will be entitled to the benefits of the Pooling and Servicing Agreement and the Supplement;

                  (iv) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the execution, delivery or performance of the Underwriting Agreement, the Supplement and the Certificates by the Transferor, or the consummation by the Transferor of the transactions contemplated hereby and thereby, except such as have been obtained under the Securities Act and such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Certificates by the Underwriter;

                  (v) Neither the execution, delivery and performance by the Trans feror of its obligations under the Underwriting Agreement, the Supplement or the Pooling and Servicing Agreement, the issuance and sale of the Certificates, nor the consummation of any other of the transactions contemplated therein or in the Pooling and Servicing Agreement or the Supplement does or will conflict with, result in a breach of or violation of any of the terms of, or constitute a default under, the

Certificate of Incorporation or By-laws of the Transferor, each as amended, or any rule, order, statute or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Transferor or the terms of any material indenture or other material agreement or instrument known to such counsel to which the Transferor is a party or by which it or its properties are bound;

                  (vi) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge, threatened before any court, administrative agency or other tribunal (x) asserting the invalidity of the Underwriting Agreement, the Receivables Purchase Agreement, the Receivables Sale Agreement, the Pooling and Servicing Agreement, the Supplement or the Certificates, (y) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by the Underwriting Agreement, the Receivables Purchase Agreement, the Receivables Sale Agreement, the Supplement, the Pooling and Servicing Agreement or the Certificates, which might materially and adversely affect the performance by the Transferor of its obligations under, or the validity or enforceability of, the Underwriting Agreement, the Receivables Purchase Agree ment, the Receivables Sale Agreement, the Supplement, the Pooling and Servicing Agreement or the Certificates or (z) seeking adversely to affect the federal income tax attributes of the Certificates as described in the Prospectus under the headings "Structural Summary -- Tax Status" and "Certain Federal Income Tax Considerations";

                  (vii) Each of the Underwriting Agreement, the Supplement, the Pooling and Servicing Agreement and the Receivables Purchase Agreement has been duly authorized, executed and delivered by the Transferor and each of the Pooling and Servicing Agreement and the Supplement constitutes a legal, valid and binding obligation of the Transferor, enforceable against the Transferor in accordance with its respective terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and to general equitable principles (whether such enforceability is considered in a proceeding in equity or at law);

                  (viii) The Registration Statement has become effective under the Securities Act and the Rules and Regulations, any required filing of the Prospectus or any supplement thereto has been made with the Commission pursuant to Rule 424(b) in the manner and within the time period required by Rule 424(b), and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contem-plated under the Securities Act or the Rule and Regulations; and the Registration Statement and the Prospectus (other than the financial and statistical information therein as to which such counsel need express no opinion), as of the Effective Date, complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations;

                  (ix) The Underwriting Agreement, the Receivables Purchase Agreement, the Receivables Sale Agreement, the Pooling and Servicing Agreement, the Supplement and the Certificates conform in all material respects to the descrip tions thereof contained in the Registration Statement and the Prospectus;

                  (x) The Receivables Purchase Agreement, the Pooling and Servic ing Agreement and the Supplement have not and will not be required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust is not now, and immediately following the sale of the Certificates pursuant hereto, will not be, required to be registered under the Investment Company Act of 1940, as amended;

                  (xi) The disclosure in the Prospectus of certain legal proceedings, contracts and other documents and the filing of such contracts and documents as exhibits to the Registration Statement are appropriately responsive in all material respects to the applicable requirements of the Securities Act and the Rules and Regulations; and

                  (xii) The statements in the Prospectus under the heading "Certain Transfer, Security Interest and Bankruptcy Considerations" to the extent they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects.

                  Such counsel also shall state that they have participated in confer ences with officers and other representatives of the Transferor and the Underwriter, counsel to the Underwriter, representatives of the independent accountants for the Transferor, the Servicer and the Underwriter at which the contents of the Registration Statement and the Prospectus were discussed and, although they need not pass upon or assume responsibility for the factual accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the foregoing, nothing has come to such counsel's attention that leads such counsel to believe that (i) the Prospectus, or any amendments or supplements thereto, at the time the Prospectus was issued, at the time such amendment or supplement was issued and at the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, not misleading or (ii) the Registration Statement (including Rule 430A Information, if applicable, and any amendment thereto), as of the Effective Date and the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, not misleading; provided, however, that such counsel need express no view with respect to the financial and statistical data included in the Registration Statement or the Prospectus.

                                                                       EXHIBIT B

                       Form of Servicer's Counsel Opinion
             Pursuant to Section 4(c) of the Underwriting Agreement

              (Capitalized terms have the meaning given to them in
                           the Underwriting Agreement)

                  (i) Yamaha Motor Corporation, U.S.A. ("Yamaha") is a corporation duly organized, validly existing and in good standing under the laws of the State of California, has corporate power to own its assets and to transact its business as described in the Prospectus, and had at all relevant times and now has, the power, authority and legal right to service the Receivables;

                  (ii) Yamaha has the corporate power and authority to execute and deliver the Underwriting Agreement, the Pooling and Servicing Agreement, the Supplement, the Receivables Purchase Agreement and the Receivables Sale Agree-ment and to consummate the transactions contemplated therein;

                  (iii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the execution, delivery or performance of the Pooling and Servicing Agreement, the Supplement, the Underwriting Agreement, the Receivables Sale Agreement or the Receivables Purchase Agreement by Yamaha, or the consummation by the Servicer of the transactions contemplated thereby, except such as have been obtained under the Securities Act and such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Certificates by the Underwriter;

                  (iv) Neither the execution, delivery and performance by Yamaha of its obligations under the Pooling and Servicing Agreement, the Supplement, the Underwriting Agreement, the Receivables Purchase Agreement, the Receivables Sale Agreement, nor the consummation of any other of the transactions contemplated therein will conflict with, result in a breach of or violation of any of the terms of, or constitute a default under, the articles of incorporation or by-laws of Yamaha, each as amended, or any rule, order, statute or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over Yamaha or the terms of any material indenture or other material agreement or instrument known to such counsel to which Yamaha is a party or by which it or its properties are bound;

                  (v) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge, threatened before any court, administrative agency or other tribunal (x) asserting the invalidity of the Pooling and Servicing Agreement, the Supplement, the Receivables Purchase Agreement, the Receivables Sale Agreement or the Underwriting Agreement or (y) seeking to prevent the consummation of any of the transactions contemplated by the Supplement which might materially and adversely affect the performance by Yamaha of its obligations under, or the validity or enforceability of the Pooling and Servicing Agreement, the Supplement, the Receivables Purchase Agreement or the Receivables Sale Agreement; and

                  (vi) The Supplement, the Pooling and Servicing Agreement, the Receivables Sale Agreement, the Receivables Purchase Agreement and the Under writing Agreement has been duly authorized, executed and delivered by Yamaha. Each of the Supplement, the Pooling and Servicing Agreement, the Receivables Sale Agreement and the Receivables Purchase Agreement constitutes the legal, valid and binding obligation of Yamaha, enforceable against Yamaha in accordance with its respective terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium, conservatorship, receivership, or other similar laws of general applicability relating to or affecting creditors' rights generally and the application of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                                                                       EXHIBIT C

                        Form of Trustee's Counsel Opinion
             Pursuant to Section 4(j) of the Underwriting Agreement

                (Capitalized terms have the meaning given to them
                         in the Underwriting Agreement)

                  (i) The Fuji Bank and Trust Company (the "Trustee") has been duly incorporated and is validly existing as a banking corporation under the laws of the State of New York and has and at all relevant times had the power and authority to enter into and to perform all actions required of it under the Pooling and Servicing Agreement and the Supplement;

                  (ii) Each of the Pooling and Servicing Agreement and the Supple ment has been duly authorized, executed and delivered by the Trustee and each constitutes a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, liquidation, reorganization, moratorium, conservatorship, receivership or other similar laws now or hereinafter in effect relating to the enforcement of creditors' rights in general, as such laws would apply in the event of a bankruptcy, insolvency, liquidation, reorganization, moratorium, conservatorship, receivership or similar occurrence affecting the Trustee, and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                  (iii) The Certificates have been duly authenticated and delivered by the Trustee;

                  (iv) The execution and delivery of the Supplement and the Pooling and Servicing Agreement by the Trustee and the performance by the Trustee of their respective terms do not conflict with or result in a violation of (x) any law or regulation of the United States of America or the State of New York governing the banking or trust powers of the Trustee or (y) the Certificate of Incorporation or Bylaws of the Trustee; and

                  (v) No approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the banking or trust powers of the Trustee is required in connection with the execution and delivery by the Trustee of the Pooling and Servicing Agreement and the Supplement or the performance by the Trustee thereunder.

                                       C-2